As filed with the Securities and Exchange Commission on May 16, 2016

Registration No. 333-202524

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 1 to
FORM S-3
REGISTRATION STATEMENT
Under
The Securities Act of 1933

 HSBC USA Inc.

(Exact name of registrant as specified in its charter)

Maryland	13-2764867
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

452 Fifth Avenue
New York, New York 10018
(212) 525-5000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Stuart A. Alderoty
Senior Executive Vice President and General Counsel
HSBC North America Holdings Inc.
452 Fifth Avenue
New York, New York 10018
(212) 525-5000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

 Please send copies of all communications to:

Leslie N. Silverman, Esq. Helena K. Grannis, Esq. Cleary Gottlieb Steen & Hamilton LLP One Liberty Plaza New York, New York 10006	Anna T. Pinedo, Esq. Bradley W. Berman, Esq. Morrison & Foerster LLP 250 West 55th Street New York, New York 10019

Approximate date of commencement of proposed sale to public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered(1)(2)	Proposed Maximum Offering Price Per Unit(1)(2)	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee(1)
Debt Securities(3)
Preferred Stock
Depositary Shares(4)
Warrants
Warrants issued under the warrant indenture dated as of May 16, 2016
Purchase Contracts
Units(5)

(1)	This registration statement relates to an indeterminate aggregate initial offering price and principal amount or number of the securities of each identified class as may from time to time be issued and sold at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units or represented by depositary shares. In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant is deferring payment of all of the registration fee.
(2)	This registration statement also relates to an indeterminate amount of registered securities of the classes specified in the table above that may be reoffered and resold on an ongoing basis after their initial sale in market-making transactions by affiliates of the registrant, including previously registered securities that have already been issued and sold by the registrant and its predecessors pursuant to other registration statements. All such market-making transactions that are made pursuant to a registration statement after the effectiveness of this registration statement are being made solely pursuant to this registration statement. Pursuant to Rule 457(q) under the Securities Act, no filing fee is required.
(3)	Any offering of debt securities denominated in any foreign currency or foreign currency units will be treated as the equivalent in U.S. dollars based on the exchange rate applicable to the purchase of such debt securities from the Registrant.
(4)	This registration statement also relates to an indeterminate number of depositary receipts issued pursuant to a deposit agreement in the event that fractional interests in shares of preferred stock will be deposited with the depositary under the deposit agreement.
(5)	Each unit will be issued under a unit agreement or indenture and will represent an interest in two or more debt securities, warrants or purchase contracts, or a combination thereof which may or may not be separable from one another.

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-202524) is being filed by HSBC USA Inc. for the purposes of (i) registering as a separate class of securities hereunder Warrants to be issued under the Warrant Indenture dated as of May 16, 2016 (as it may be supplemented from time to time) and (ii) filing additional exhibits to the Registration Statement. No changes or additions are being made hereby to any other item in Part II of the Registration Statement and therefore those items were omitted. Accordingly, this Post-Effective Amendment No. 1 to the Registration Statement shall become effective immediately upon filing with the Securities and Exchange Commission.

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PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 16.    Exhibits.

Exhibits
1.1	**	Form of Underwriting Agreement for Debt Securities and Warrants.

1.2	**	Form of Underwriting Agreement for Preferred Stock and Depositary Shares.

1.3	**	Amended and Restated Distribution Agreement dated March 5, 2015, by and between HSBC USA Inc. and HSBC Securities (USA) Inc., as Agent.

1.4	**	Amended and Restated Distribution Agreement dated March 5, 2015, by and between HSBC USA Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as Agent.

1.5		Form of Distribution Agreement dated March 22, 2012, by and between HSBC USA Inc. and HSBC Securities (USA) Inc., as Agent, with respect to ELEMENTSSM (incorporated by reference to Exhibit 1.5 to HSBC USA Inc.'s Registration Statement on Form S-3, Registration No. 333-180289).

1.6	***	Distribution Agreement, dated May 16, 2016, by and between HSBC USA Inc. and HSBC Securities (USA) Inc., as Agent, with respect to warrants.

4.1		Senior Indenture, dated as of March 31, 2009 (the "2009 Senior Indenture"), by and between HSBC USA Inc. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to HSBC USA Inc.'s Registration Statement on Form S-3, Registration No. 333-158385).

4.2		First Supplemental Indenture to the 2009 Senior Indenture, dated as of March 22, 2012, by and between HSBC USA Inc. and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.2 to HSBC USA Inc.’s Registration Statement on Form S-3, Registration No. 333-180289).

4.3	**	Second Supplemental Indenture to the 2009 Senior Indenture, dated as of March 5, 2015, by and between HSBC USA Inc. and Wells Fargo Bank, National Association, as Trustee.

4.4		Senior Indenture, dated as of March 31, 2006 (the "2006 Senior Indenture"), by and among HSBC USA Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to HSBC USA Inc.'s Registration Statement on Form S-3, Registration No. 333-133007).

4.5		First Supplemental Indenture to the 2006 Senior Indenture, dated as of April 21, 2008, by and among HSBC USA Inc., Deutsche Bank Trust Company Americas, as Trustee, and Wells Fargo Bank, National Association, as Series Trustee (incorporated by reference to Exhibit 4.16 to HSBC USA Inc.'s Current Report on Form 8-K filed April 21, 2008).

4.6		Second Supplemental Indenture to the 2006 Senior Indenture, dated as of August 15, 2008, by and among HSBC USA Inc., Deutsche Bank Trust Company Americas, as Trustee, and Wells Fargo Bank, National Association, as Series Trustee (incorporated by reference to Exhibit 4.17 to HSBC USA Inc.'s Current Report on Form 8-K filed August 15, 2008).

4.7		Third Supplemental Indenture to the 2006 Senior Indenture, dated as of August 15, 2008, by and among HSBC USA Inc., Deutsche Bank Trust Company Americas, as Trustee, and Wells Fargo Bank, National Association, as Series Trustee (incorporated by reference to Exhibit 4.18 to HSBC USA Inc.'s Current Report on Form 8-K filed August 15, 2008).

4.8		Fourth Supplemental Indenture to the 2006 Senior Indenture, dated as of December 16, 2008, by and among HSBC USA Inc., Deutsche Bank Trust Company Americas, as Trustee, and Wells Fargo Bank, National Association, as Series Trustee (incorporated by reference to Exhibit 4.19 to HSBC USA Inc.'s Current Report on Form 8-K filed December 16, 2008).

4.9		Fifth Supplemental Indenture to the 2006 Senior Indenture, dated as of December 17, 2008, by and among HSBC USA Inc., Deutsche Bank Trust Company Americas, as Trustee, and Wells Fargo Bank, National Association, as Series Trustee (incorporated by reference to Exhibit 4.20 to HSBC USA Inc.'s Current Report on Form 8-K filed December 17, 2008).

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4.10		Subordinated Indenture, dated as of October 24, 1996, by and between HSBC USA Inc. and Deutsche Bank Trust Company Americas (as successor in interest to Bankers Trust Company), as trustee (incorporated by reference to Exhibit 4.3 to Post-effective Amendment No. 1 to HSBC USA Inc.'s Registration Statement on Form S-3, Registration No. 333-42421).

4.11		First Supplemental Indenture to Subordinated Indenture, dated as of December 12, 1996, by and between HSBC USA Inc. and Deutsche Bank Trust Company Americas (as successor in interest to Bankers Trust Company), as trustee (incorporated by reference to Exhibit 4.4 to Post-effective Amendment No. 1 to HSBC USA Inc.'s Registration Statement on Form S-3, Registration No. 333-42421).

4.12		Second Supplemental Indenture to Subordinated Indenture, dated as of March 1, 1999, by and between HSBC USA Inc. and Deutsche Bank Trust Company Americas (as successor in interest to Bankers Trust Company), as trustee (incorporated by reference to Exhibit 4.5 to Post-effective Amendment No. 1 to HSBC USA Inc.'s Registration Statement on Form S-3, Registration No. 333-42421).

4.13		Third Supplemental Indenture to Subordinated Indenture, dated as of February 25, 2000, by and between HSBC USA Inc. and Deutsche Bank Trust Company Americas (as successor in interest to Bankers Trust Company), as trustee (incorporated by reference to Exhibit 4.6 to Post-effective Amendment No. 1 to HSBC USA Inc.'s Registration Statement on Form S-3, Registration No. 333-42421).

4.14		Fourth Supplemental Indenture to Subordinated Indenture, dated as of September 27, 2010, by and between HSBC USA Inc. and Deutsche Bank Trust Company Americas (as successor in interest to Bankers Trust Company), as trustee (incorporated by reference to Exhibit 4.1 to HSBC USA Inc.'s Current Report on Form 8-K filed September 27, 2010).

4.15		Paying Agent and Securities Registrar Agreement dated June 1, 2009, between HSBC USA Inc. and HSBC Bank USA, N.A. (incorporated by reference to Exhibit 4.14 to HSBC USA Inc.’s Registration Statement on Form S-3, Registration No. 333-180289).

4.16		Form of Senior Security (incorporated by reference to Exhibit 4.15 to HSBC USA Inc.’s Registration Statement on Form S-3, Registration No. 333-180289).

4.17		Form of Master Note for Notes, Series 1 (incorporated by reference to Exhibit 4.16 to HSBC USA Inc.’s Registration Statement on Form S-3, Registration No. 333-180289).

4.18	**	Form of Master Global Note for Notes, Series 1 (included in Exhibit 4.3).

4.19	*	Form of Subordinated Security.

4.20		Articles Supplementary establishing the rights, preferences, qualifications, restrictions and limitations relating to HSBC USA Inc.'s Adjustable Rate Cumulative Preferred Stock, Series D (incorporated by reference to Exhibit 4(u) to HSBC USA Inc.'s Current Report on Form 8-K filed May 23, 1994).

4.21		Articles Supplementary establishing the rights, preferences, qualifications, restrictions and limitations relating to HSBC USA Inc.'s $2.8575 Cumulative Preferred Stock (incorporated by reference to Exhibit 4(b) to HSBC USA Inc.'s Current Report on Form 8-K filed September 24, 1997).

4.22		Articles Supplementary establishing the rights, preferences, qualifications, restrictions and limitations relating to HSBC USA Inc.'s Floating Rate Non-Cumulative Preferred Stock, Series F (incorporated by reference to Exhibit 3.3 to HSBC USA Inc.'s Current Report on Form 8-K filed April 4, 2005).

4.23		Articles Supplementary establishing the rights, preferences, qualifications, restrictions and limitations relating to HSBC USA Inc.'s Floating Rate Non-Cumulative Preferred Stock, Series G (incorporated by reference to Exhibit 3.2 to HSBC USA Inc.'s Current Report on Form 8-K filed October 14, 2005).

4.24		Articles Supplementary establishing the rights, preferences, qualifications, restrictions and limitations relating to HSBC USA Inc.'s 6.50% Non-Cumulative Preferred Stock, Series H (incorporated by reference to Exhibit 3.2 to HSBC USA Inc.'s Current Report on Form 8-K filed May 22, 2006).

4.25	*	Form of Articles Supplementary with respect to preferred stock.

4.26	*	Form of Deposit Agreement.

4.27	*	Form of Depositary Receipt.

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4.28	*	Form of Warrant Agreement.

4.29	*	Form of Purchase Contract.

4.30	*	Form of Unit Agreement.

4.31	***	Warrant Indenture, dated as of May 16, 2016, by and between HSBC USA Inc. and Wells Fargo Bank, National Association, as trustee.

4.32	***	Form of Warrant.

4.33	***	Paying Agent and Securities Registrar Agreement dated May 16, 2016, between HSBC USA Inc. and HSBC Bank USA, National Association.

5.1	**	Opinion and consent of Cleary Gottlieb Steen & Hamilton LLP, regarding the securities offered hereby.

5.2	**	Opinion and consent of Wilmer Cutler Pickering Hale and Dorr LLP, regarding the securities offered hereby.

5.3	**	Opinion and consent of Morrison & Foerster LLP as to the legality of certain of HSBC USA Inc.'s senior, unsecured debt securities titled "Notes, Series 1."

5.4	**	Opinion and consent of Morrison & Foerster LLP as to the legality of certain of HSBC USA Inc.’s senior, unsecured debt securities titled “ELEMENTS.”

5.5	***	Opinion and consent of Morrison & Foerster LLP as to the legality of certain of HSBC USA Inc.’s warrants.

8.1	**	Opinion and consent of Morrison & Foerster LLP as to tax matters.

8.2	***	Opinion and consent of Morrison & Foerster LLP as to tax matters relating to certain of HSBC USA Inc.’s warrants.

12.1		Statement on the Computation of Ratios of Earnings to Fixed Charges (incorporated by reference to Exhibit 12 to HSBC USA Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2015).

12.2		Statement on the Computation of Ratios of Earnings to Combined Fixed Charges and Preferred Dividends (incorporated by reference to Exhibit 12 to HSBC USA Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2015).

23.1	**	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1).

23.2	**	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.2).

23.3	**	Consent of Morrison & Foerster LLP (included in Exhibit 5.3).

23.4	**	Consent of Morrison & Foerster LLP (included in Exhibit 5.4).

23.5	***	Consent of Morrison & Foerster LLP (included in Exhibit 5.5).

23.6	**	Consent of Morrison & Foerster LLP (included in Exhibit 8.1).

23.7	***	Consent of Morrison & Foerster LLP (included in Exhibit 8.2).

25.1	**	Statement of eligibility of Wells Fargo Bank, National Association for Senior Debt Securities.

25.2	**	Statement of eligibility of Deutsche Bank Trust Company Americas for Senior Debt Securities.

25.3	**	Statement of eligibility of Deutsche Bank Trust Company Americas for Subordinated Debt Securities.

25.4	***	Statement of eligibility of Wells Fargo Bank, National Association for Warrants.

*	To be filed as an exhibit to Form 8-K in reference to the specific offering of securities, if any, to which it relates.
**	Previously filed.
***	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-202524) to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on the 16th day of May, 2016.

HSBC USA INC.

By:	/s/ PATRICK J. BURKE
Name: Patrick J. Burke
Title: President, Chief Executive Officer, Chairman and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-202524) has been signed by the following persons in the capacities indicated on the 16th day of May, 2016.

Signature	Title

/s/ PATRICK J. BURKE	President, Chief Executive Officer, Chairman and Director (as Principal Executive Officer)
(Patrick J. Burke)

*P. D. AMEEN	Director
(P. D. Ameen)

*K. M. BLAKELY	Director
(K. M. Blakely)

*R. H. COX	Executive Director
(R. H. Cox)

*W. R. P. DALTON	Director
(W. R. P. Dalton)

*N. G. MISTRETTA	Director
(N. G. Mistretta)

Director
(J.C. Sherburne)

*T. K. WHITFORD	Director
(T. K. Whitford)

*M. A. ZAESKE	Senior Executive Vice President and Chief Financial Officer
(M. A. Zaeske)	(as Principal Financial Officer)

/s/ W. TABAKA	Executive Vice President and Chief Accounting Officer (as Principal Accounting Officer)
(W. Tabaka)

*By:	/s/ JEANINE L. GIRALDO MCHUGH
Name: Jeanine L. Giraldo McHugh
Title: Attorney-in-Fact

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EXHIBIT INDEX

Exhibit Number		Description
1.1	**	Form of Underwriting Agreement for Debt Securities and Warrants.

1.2	**	Form of Underwriting Agreement for Preferred Stock and Depositary Shares.

1.3	**	Amended and Restated Distribution Agreement dated March 5, 2015, by and between HSBC USA Inc. and HSBC Securities (USA) Inc., as Agent.

1.4	**	Amended and Restated Distribution Agreement dated March 5, 2015, by and between HSBC USA Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as Agent.

1.5		Form of Distribution Agreement dated March 22, 2012, by and between HSBC USA Inc. and HSBC Securities (USA) Inc., as Agent, with respect to ELEMENTSSM (incorporated by reference to Exhibit 1.5 to HSBC USA Inc.'s Registration Statement on Form S-3, Registration No. 333-180289).

1.6	***	Distribution Agreement, dated May 16, 2016, by and between HSBC USA Inc. and HSBC Securities (USA) Inc., as Agent, with respect to warrants.

4.1		Senior Indenture, dated as of March 31, 2009 (the "2009 Senior Indenture"), by and between HSBC USA Inc. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to HSBC USA Inc.'s Registration Statement on Form S-3, Registration No. 333-158385).

4.2		First Supplemental Indenture to the 2009 Senior Indenture, dated as of March 22, 2012, by and between HSBC USA Inc. and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.2 to HSBC USA Inc.’s Registration Statement on Form S-3, Registration No. 333-180289).

4.3	**	Second Supplemental Indenture to the 2009 Senior Indenture, dated as of March 5, 2015, by and between HSBC USA Inc. and Wells Fargo Bank, National Association, as Trustee.

4.4		Senior Indenture, dated as of March 31, 2006 (the "2006 Senior Indenture"), by and among HSBC USA Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to HSBC USA Inc.'s Registration Statement on Form S-3, Registration No. 333-133007).

4.5		First Supplemental Indenture to the 2006 Senior Indenture, dated as of April 21, 2008, by and among HSBC USA Inc., Deutsche Bank Trust Company Americas, as Trustee, and Wells Fargo Bank, National Association, as Series Trustee (incorporated by reference to Exhibit 4.16 to HSBC USA Inc.'s Current Report on Form 8-K filed April 21, 2008).

4.6		Second Supplemental Indenture to the 2006 Senior Indenture, dated as of August 15, 2008, by and among HSBC USA Inc., Deutsche Bank Trust Company Americas, as Trustee, and Wells Fargo Bank, National Association, as Series Trustee (incorporated by reference to Exhibit 4.17 to HSBC USA Inc.'s Current Report on Form 8-K filed August 15, 2008).

4.7		Third Supplemental Indenture to the 2006 Senior Indenture, dated as of August 15, 2008, by and among HSBC USA Inc., Deutsche Bank Trust Company Americas, as Trustee, and Wells Fargo Bank, National Association, as Series Trustee (incorporated by reference to Exhibit 4.18 to HSBC USA Inc.'s Current Report on Form 8-K filed August 15, 2008).

4.8		Fourth Supplemental Indenture to the 2006 Senior Indenture, dated as of December 16, 2008, by and among HSBC USA Inc., Deutsche Bank Trust Company Americas, as Trustee, and Wells Fargo Bank, National Association, as Series Trustee (incorporated by reference to Exhibit 4.19 to HSBC USA Inc.'s Current Report on Form 8-K filed December 16, 2008).

4.9		Fifth Supplemental Indenture to the 2006 Senior Indenture, dated as of December 17, 2008, by and among HSBC USA Inc., Deutsche Bank Trust Company Americas, as Trustee, and Wells Fargo Bank, National Association, as Series Trustee (incorporated by reference to Exhibit 4.20 to HSBC USA Inc.'s Current Report on Form 8-K filed December 17, 2008).

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4.10		Subordinated Indenture, dated as of October 24, 1996, by and between HSBC USA Inc. and Deutsche Bank Trust Company Americas (as successor in interest to Bankers Trust Company), as trustee (incorporated by reference to Exhibit 4.3 to Post-effective Amendment No. 1 to HSBC USA Inc.'s Registration Statement on Form S-3, Registration No. 333-42421).

4.11		First Supplemental Indenture to Subordinated Indenture, dated as of December 12, 1996, by and between HSBC USA Inc. and Deutsche Bank Trust Company Americas (as successor in interest to Bankers Trust Company), as trustee (incorporated by reference to Exhibit 4.4 to Post-effective Amendment No. 1 to HSBC USA Inc.'s Registration Statement on Form S-3, Registration No. 333-42421).

4.12		Second Supplemental Indenture to Subordinated Indenture, dated as of March 1, 1999, by and between HSBC USA Inc. and Deutsche Bank Trust Company Americas (as successor in interest to Bankers Trust Company), as trustee (incorporated by reference to Exhibit 4.5 to Post-effective Amendment No. 1 to HSBC USA Inc.'s Registration Statement on Form S-3, Registration No. 333-42421).

4.13		Third Supplemental Indenture to Subordinated Indenture, dated as of February 25, 2000, by and between HSBC USA Inc. and Deutsche Bank Trust Company Americas (as successor in interest to Bankers Trust Company), as trustee (incorporated by reference to Exhibit 4.6 to Post-effective Amendment No. 1 to HSBC USA Inc.'s Registration Statement on Form S-3, Registration No. 333-42421).

4.14		Fourth Supplemental Indenture to Subordinated Indenture, dated as of September 27, 2010, by and between HSBC USA Inc. and Deutsche Bank Trust Company Americas (as successor in interest to Bankers Trust Company), as trustee (incorporated by reference to Exhibit 4.1 to HSBC USA Inc.'s Current Report on Form 8-K filed September 27, 2010).

4.15		Paying Agent and Securities Registrar Agreement dated June 1, 2009, between HSBC USA Inc. and HSBC Bank USA, N.A. (incorporated by reference to Exhibit 4.14 to HSBC USA Inc.’s Registration Statement on Form S-3, Registration No. 333-180289).

4.16		Form of Senior Security (incorporated by reference to Exhibit 4.15 to HSBC USA Inc.’s Registration Statement on Form S-3, Registration No. 333-180289).

4.17		Form of Master Note for Notes, Series 1 (incorporated by reference to Exhibit 4.16 to HSBC USA Inc.’s Registration Statement on Form S-3, Registration No. 333-180289).

4.18	**	Form of Master Global Note for Notes, Series 1 (included in Exhibit 4.3).

4.19	*	Form of Subordinated Security.

4.20		Articles Supplementary establishing the rights, preferences, qualifications, restrictions and limitations relating to HSBC USA Inc.'s Adjustable Rate Cumulative Preferred Stock, Series D (incorporated by reference to Exhibit 4(u) to HSBC USA Inc.'s Current Report on Form 8-K filed May 23, 1994).

4.21		Articles Supplementary establishing the rights, preferences, qualifications, restrictions and limitations relating to HSBC USA Inc.'s $2.8575 Cumulative Preferred Stock (incorporated by reference to Exhibit 4(b) to HSBC USA Inc.'s Current Report on Form 8-K filed September 24, 1997).

4.22		Articles Supplementary establishing the rights, preferences, qualifications, restrictions and limitations relating to HSBC USA Inc.'s Floating Rate Non-Cumulative Preferred Stock, Series F (incorporated by reference to Exhibit 3.3 to HSBC USA Inc.'s Current Report on Form 8-K filed April 4, 2005).

4.23		Articles Supplementary establishing the rights, preferences, qualifications, restrictions and limitations relating to HSBC USA Inc.'s Floating Rate Non-Cumulative Preferred Stock, Series G (incorporated by reference to Exhibit 3.2 to HSBC USA Inc.'s Current Report on Form 8-K filed October 14, 2005).

4.24		Articles Supplementary establishing the rights, preferences, qualifications, restrictions and limitations relating to HSBC USA Inc.'s 6.50% Non-Cumulative Preferred Stock, Series H (incorporated by reference to Exhibit 3.2 to HSBC USA Inc.'s Current Report on Form 8-K filed May 22, 2006).

4.25	*	Form of Articles Supplementary with respect to preferred stock.

4.26	*	Form of Deposit Agreement.

4.27	*	Form of Depositary Receipt.

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4.28	*	Form of Warrant Agreement.

4.29	*	Form of Purchase Contract.

4.30	*	Form of Unit Agreement.

4.31	***	Warrant Indenture, dated as of May 16, 2016, by and between HSBC USA Inc. and Wells Fargo Bank, National Association, as trustee.

4.32	***	Form of Warrant.

4.33	***	Paying Agent and Securities Registrar Agreement dated May 16, 2016, between HSBC USA Inc. and HSBC Bank USA, N.A.

5.1	**	Opinion and consent of Cleary Gottlieb Steen & Hamilton LLP, regarding the securities offered hereby.

5.2	**	Opinion and consent of Wilmer Cutler Pickering Hale and Dorr LLP, regarding the securities offered hereby.

5.3	**	Opinion and consent of Morrison & Foerster LLP as to the legality of certain of HSBC USA Inc.'s senior, unsecured debt securities titled "Notes, Series 1."

5.4	**	Opinion and consent of Morrison & Foerster LLP as to the legality of certain of HSBC USA Inc.’s senior, unsecured debt securities titled “ELEMENTS.”

5.5	***	Opinion and consent of Morrison & Foerster LLP as to the legality of certain of HSBC USA Inc.’s warrants.

8.1	**	Opinion and consent of Morrison & Foerster LLP as to tax matters.

8.2	***	Opinion and consent of Morrison & Foerster LLP as to tax matters relating to certain of HSBC USA Inc.’s warrants.

12.1		Statement on the Computation of Ratios of Earnings to Fixed Charges (incorporated by reference to Exhibit 12 to HSBC USA Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2015).

12.2		Statement on the Computation of Ratios of Earnings to Combined Fixed Charges and Preferred Dividends (incorporated by reference to Exhibit 12 to HSBC USA Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2015).

23.1	**	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1).

23.2	**	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.2).

23.3	**	Consent of Morrison & Foerster LLP (included in Exhibit 5.3).

23.4	**	Consent of Morrison & Foerster LLP (included in Exhibit 5.4).

23.5	***	Consent of Morrison & Foerster LLP (included in Exhibit 5.5).

23.6	**	Consent of Morrison & Foerster LLP (included in Exhibit 8.1).

23.7	***	Consent of Morrison & Foerster LLP (included in Exhibit 8.2).

25.1	**	Statement of eligibility of Wells Fargo Bank, National Association for Senior Debt Securities.

25.2	**	Statement of eligibility of Deutsche Bank Trust Company Americas for Senior Debt Securities.

25.3	**	Statement of eligibility of Deutsche Bank Trust Company Americas for Subordinated Debt Securities.

25.4	***	Statement of eligibility of Wells Fargo Bank, National Association for Warrants.

*	To be filed as an exhibit to Form 8-K in reference to the specific offering of securities, if any, to which it relates.
**	Previously filed.
***	Filed herewith.

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